Exhibit 99

Ready To Go

Florida East Coast Industries

Investor Presentation June 6-8, 2005

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Florida East Coast Industries A Brief History

In 1883 Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

The railway mainline expanded south through Daytona Beach, Fort Lauderdale and reached its current 351 mainline miles by reaching Miami in 1896.

During the period, 1912 – 1935 the Railroad reached Key West until a hurricane destroyed the sea causeway.

In 1961 the St. Joe Company acquired 54% ownership in Florida East Coast Railway as a result of its ownership of Company bonds which were converted into equity through a bankruptcy proceeding. The Company continued its strategy of land acquisitions throughout the state of Florida.

January 1961, Florida East Coast Railway lists on the New York Stock Exchange.

In 2000, FECI completed a tax-free spin-off from the St. Joe Company.

In 2003, FECI completed a reclassification of its Class A and Class B common into a single class of common (NYSE Ticker: FLA).

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Sunrise and Miami

Florida Statistics

Population % Growth Rate

2.2% 0.9%

1998-2002

1.7% 0.8%

2003-2010

USA Florida

Employment % Growth Rate

2.5% 1.5%

1998-2002

2.1% 1.0%

2003-2010

USA Florida

4th largest gross state product 4th most populous state 4th largest labor force

8th largest economy in the western hemisphere 9th largest producer of exported goods 15th largest economy in the world 12% lower labor cost than the national average 1,000+ people move to Florida each day

Florida East Coast Railway Overview

FECR’s Competitive Advantages

Over 100 years of regional understanding and expertise Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami Favorable labor agreements Excellent physical plant; Class IV track Scheduled trains Ongoing expense management

Customer service focused Strong focus on safety Early adapter of technological advances, for example, remote control locomotives Experienced, innovative management Multiple interchange partners Florida is a consuming state with 60% of goods moving north to south—creates imbalanced lane providing a cost advantage to rail transportation

FECR’s Transportation Reach

CHICAGO

NORTH BERGEN, NJ

BALTIMORE

ATLANTA

JACKSONVILLE

Port of Palm Beach Ft. Lauderdale Port of Miami

MIAMI

Drayage Operations Sea Port Hurricane Train Nighthawk Florida Transload Service

FECR

Segment Revenue

2004 Segment Revenues

Accessorial 2%

Carload 55%

Intermodal 43%

2004 Flow of Goods

Start on FECR

5%

Start & End on FECR

58%

End on FECR

37%

Major Commodity Detail

Commodities – Freight Units

Three Months ended 3/31/05

Other Intermodal Aggregate

Vehicles & Equipment

9% 28% 5% 58%

Commodities – Freight Revenues

Three Months ended 3/31/05

Other Aggregate

Vehicles & Equipment

Intermodal

18% 31%

9% 42%

Valued Relationship

Carload Customers

Carload Revenue $110.7 Million 2004

Rock $60.3

Auto $17.6

Other $13.0

Building Products $10.0

Food $9.8

Top Customers

Rinker, Titan America, White Rock

Ford, Daimler Chrysler, American Honda, Mitsubishi

Nucor Steel, Allied Universal, Trademark Metals

Aljoma Lumber, Titan America

Tropicana, Gold Coast Beverage

Carload – Growth

Titan America – Medley Florida (Pennsuco Cement Plant)

Trujillo and Sons, Northwest Miami, distributes food products in the U.S., Caribbean and South America

Aggregate (crushed stone) revenue increased $4.8 million in 2004 Titan constructed a $250 million dry cement facility in Medley along our right-of-way Production at plant is expected to increase to 1.5 million tons FECR provides suppliers an economical means to transport materials throughout the state

Foodstuff revenue increased $1 million in 2004 Trujillo & Sons, Inc., a new customer in 2004, relocated from CSX

FECR provides traditional and non-traditional solutions to meet full needs of customers

Valued Relationship

Intermodal Customers

Intermodal Revenue $86.4 Million 2004

Local $27.8

CSX Interline $18.5

Dray $15.2

IP & Hurricane $15.0

NS Haulage $9.9

Top Customers

Crowley, US Gypsum, UPS, US Postal Service

CSX Intermodal, APL, UPS, Facilitator

Deep South, Hub Group, Smurfit Stone, BJ’s Wholesale, Procter & Gamble, Wal-Mart

BJ’s Wholesale, Deep South, Delmonte Foods

Intermodal—Growth

Flagler Development sold 228 acres to Wal-Mart for distribution center

Wal-Mart opened a one million square foot distribution center 6.5 miles away from FEC’s Fort Pierce intermodal facility

FEC averaged 300 carloads per month at year-end 2004 with facility utilization only at 50%

As utilization of the Wal-Mart facility increases in 2005, FEC’s “Valet Service” is poised to capture the increased volumes

FEC Highway Services maintains 99% on-time delivery with 24/7 support in five key distribution markets

First Quarter Financial Highlights

Railway

First quarter Railway segment’s revenues increased 16.4% to $56.5 million Carload revenues increased 14.8% and intermodal revenues increased 18.5% First quarter Railway segment’s operating profit increased 35.2% to $15.0 million First quarter operating ratio was 73.5%

Railway Segment Revenue and Operating Profit

240 220 200 180 160

140 120 100 80 60

40

20 $160.7

2001 $41.3 $166.8

2002* $42.2 $181.1

2003* $43.0 $200.8

2004* $47.3 $48.6 $11.1

3/31/04* YTD

$56.5

3/31/05* YTD

$15.0

2005 Outlook

2005 Railway Segment Revenue expected to range between $216 to $223 million and Operating Profit expected to range between $54 and $56 million

Carload Revenue

Other Revenue

Intermodal Revenue

Railway Segment Operating Profit

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 3 months of drayage, respectively.

FECR’s Operating Ratio is the Second Best of Publicly Traded Railroads in North America

88% 86% 84% 82% 80% 78% 76% 74% 72% 70% 68% 66%

74.3% 80.0%

2001

74.7%* 80.7%

2002

76.3%* 81.2%

2003

76.4%* 82.2%

2004

73.5%* 81.3%

YTD 3/31/05

FECR

Class I RRs

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 3 months of drayage, respectively.

Capital Expenditures

($ in millions) $40 $30 $20 $10 $0 $32.6

2001 $29.8

2002 $26.7

2003 $30.3

2004 $32-$36

2005* Outlook

Maintenance capital

Productivity & growth capital

*Before the purchase of any strategic land parcels to be used by future Railway customers.

FECR Moved 226,000 Automobiles and 127,200 Carloads of Aggregate in 2004

Miami International Airport

Intermodal Facility

Auto Ramp Facility

Aggregate Facility

FECR’s Hialeah Rail Yard

WYE Bridge—Hialeah

Summary—FECR

Well-run scheduled railroad generating consistent cash flow

Advantage is location, which cannot be duplicated today Focus to grow core carload and intermodal business Potential opportunities with connecting carriers Capital investments that enhance productivity and add capacity

Flagler Development Company Overview

Flagler Organization

Development – Flagler can execute a full range of development including:

Major infrastructure

Suburban office & call center Warehouse, distribution & flex

Leasing – Flagler performs leasing through in-house marketing teams and outside brokers throughout the state

Management – Flagler manages its 7.2 million sq. ft. portfolio through an asset management group that can be leveraged beyond the current portfolio

Acquisitions & Sales – Flagler professionals have a track record of buying and selling real estate assets on a favorable basis

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

63 office and industrial buildings

Land Portfolio

Approx. 2,665 Unentitled Acres (excl. FECR land)

Entitlements

750 Acres / 10.9 million sq. ft.

JACKSONVILLE ORLANDO

JACKSONVILLE PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

ORLANDO PORTFOLIO:

SouthPark Center

Building Portfolio (3/31/05) Existing Under Development Total

Jacksonville 2,463,368 377,116 2,840,484

Orlando 838,801 136,709 975,510

Miami/Doral/Sunrise 3,889,906 200,709 4,090,615

Total(s) 7,192,075 714,534 7,906,609

FT. LAUDERDALE MIAMI SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Sunrise Corporate Plaza I

Flagler Station Business Park Doral Concourse

FECR

Flagler Growth

“Demand driven” development in growth markets

Virtually all infrastructure in place at Flagler’s major business parks, ready to accommodate future demand Focus on pre-leasing and build-to-suits High occupancy and market demand supports new building starts Nine projects totaling 1.2 million sq. ft. currently in the development pipeline

Value creation

Entitlement process Infrastructure development Buildings

Reinvestment of proceeds from non-income producing assets into operating properties with cash flow contribution (1031 like-kind exchange)

Opportunistic sales of realty

Quality land bank with building entitlements in place

Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

Creating Value at Flagler Center in Jacksonville

Lakeside Two, a new 2005 114,000 sq. ft. office building

Citicorp Credit Services

Baptist Hospital

Creating Value at SouthPark Center in Orlando

SouthPark Center Bldg. 1200, a 137,000 sq. ft. office building, currently under construction

SouthPark Center Bldg. 600

Creating Value at Flagler Station in Miami

200,000 sq. ft. warehouse recently completed

Ryder System World Headquarters

First Quarter 2005 Highlights

Improved first quarter operating results at Flagler

– Rental and services’ revenues increased 20.9% to $20.6 million

– Rental properties’ operating profit before depreciation and amortization expense* increased 20.6% to $13.3 million

Occupancy Rates Overall Same Store

2004 First Quarter 89% 89%

2004 Year End 95% 95%

2005 First Quarter 94% 96%

– At quarter end, Flagler had 9 projects totaling 1,195,000 sq. ft. in various stages of development (714,000 sq. ft. in the construction stage and 481,000 sq. ft. in pre-development)

Acquisition activity

– On February 7, Flagler announced the purchase of Doral Concourse, a 240,000 sq. ft. Class-A office building located in Miami, Florida for $41 million, using tax-deferred proceeds from 2004 realty sales

– On March 9, Flagler announced the purchase of a 107,000 sq. ft. Class-A office building located in Sunrise, Florida for $19.5 million and the purchase of 665 gross acres (370 usable acres) in Lakeland, Florida, located along the I-4 corridor between Tampa and Orlando, which will be planned and developed as an industrial business park. Both purchases utilized tax-deferred proceeds from 2004 realty sales

*A reconciliation to the most comparable GAAP measure is provided on page 67.

2005 Realty Purchases Utilizing Tax Deferred Sales Proceeds

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

Sunrise Corporate Plaza I, a 107,000 sq. ft. office building, located in Sunrise, Florida

665 gross acres (370 usable acres) located in Lakeland, Florida

Key Financial Metrics for Flagler(1)

Rental and Services Revenue

(in millions)

2001 2002 2003 2004 YTD YTD 2005 3/31/04 3/31/05 Outlook

$69.6 $63.6 $58.7 $59.7

$20.6 $17.0

2005 expected in range of $81 to $85 million

Rental Properties’ Operating Profit Before D&A(2)

(in millions)

2001 2002 2003 YTD YTD 2005 2004

3/31/04 3/31/05 Outlook

$44.8 $40.1 $38.7 $38.8

$13.3 $11.0

2005 expected in range of $54 to $56 million

Capital Expenditures

(in millions)

2004 YTD YTD 2005

2001 2002 2003

3/31/04 3/31/05 Outlook

$90.3 $79.9 $74.7 $56.8

$26.7 $13.5

2005 expected in range of $145 to $165 million(3)

Overall Occupancy (%)

2001 2002 2003 2004 2005

95 94 95 94

93 91 92 88 86 87 87 88 89 91

84 83 84

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

(1)All data on this page reflects continuing operations.

(2)A reconciliation to the most comparable GAAP measure is provided on page 67.

(3)Includes $75 to $85 million for acquisitions of land and/or finished buildings utilizing proceeds from third and fourth quarter 2004 realty sales.

Flagler’s 2005 Capital Expenditure $145 to 165M

2005 Capital Expenditures include:

New building construction

– Complete Ryder’s World Headquarters and a 240,000 sq. ft. warehouse in Flagler Station

– A new 137,000 sq. ft. office building in SouthPark II—Building 1200

– Complete a 114,000 sq. ft. office building and 151,000 sq. ft. warehouse in Flagler Center

– Complete a 113,000 sq. ft. office building in Deerwood North—Building 400

Acquisition of two office buildings (Doral Concourse and Sunrise Corporate Plaza) and 665 gross acres in Lakeland, Florida.

Continue to enhance parks by providing key infrastructure

Existing operating properties: tenant improvements and maintenance capital expenditures

Existing Operating Properties

Acquisition

Infrastructure

New Building Construction

($ in millions)

$180 $170 $160 $150 $140 $130

$120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

2001 2002 2003 2004 2005 Outlook

$56.8 $26.7 $74.7 $79.9 $145-$165M

Flagler has a Diversified Tenant Base

Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export

- Chase Manhattan Mortgage
- CHEP USA
- Fairfield Resorts
- Continental Assurance Company
- Lockheed Martin
- ABN-AMRO Mortgage Group
- Marriott Vacation Club
- Lexmark
- CIT Group
- Nemours Foundation
- USF Worldwide
- Avaya
- IBM
- Ryder
- Mercedes-Benz USA
- OfficeMax, Inc.
- FedEx Ground
- Nuvell Financial
- Main Street America
- Option One



Tenants by Industry Group - % of Revenue
Communications
Computer Services
Contractor
Corporate Support Services
Distribution Services
Financial/Banking Services
Freight Forwarder
Garment
Hospitality Services
Import/Export
Insurance
Light Manufacturing
Medical Sales & Service
Medical Technology
Other
Professional/Consulting Firm
Real Estate Services
Restaurant
Sales & Services
Storage Facility
Transportation/Delivery
Wholesaler

35

Other FECI Activities

FECR Legal Entity EBITDA* Reflects Railway Operating plus Right-of-Way Income

(in millions)

120 100 80 60 40 20 0

$71.7

2001 $111.7

2002 $100.2

2003 $86.2

2004 $20.3

YTD 3/31/04 $31.8

YTD 3/31/05

*A reconciliation to the most comparable GAAP measure is provided on page 67.

Gain on Land Sales

Other One-time Items Related to Rail

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other

Depreciation

Railway Segment Operating Profit

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor (draft completed in 2003)

The South Florida Regional Transportation Authority (SFRTA), created by Florida legislature in 2003, completed a feasibility study of the Jupiter to Miami corridor; the SFRTA is also working to ensure that authorization language for the corridor is included in appropriate federal transportation legislation

In 2005, the Florida Department of Transportation is managing a $6 million alternatives analysis study, on behalf of the SFRTA, for the Jupiter to Miami corridor; this study may take up to two years to complete

Palm Beach County, Broward County and Miami -Dade are exploring additional transit alternatives

Realty and Land Sales Activity

Realty and Land Sales

(in millions) $22.5

2001 $88.8

2002 $124.2

2003 $121.5

2004 $17.6

YTD 3/31/04 $4.3

YTD 3/31/05

2005 expected in range of $20 to $40 million

2005 Outlook

Railway Surplus Land Sales Flagler Land Sales

Flagler Developed Property Sales

The Railway and Flagler have properties listed for sale at asking prices totaling approximately $14.4 million and realty under contract totaling approximately $38.7 million.

FECR Property Locations

FECR / FLAGLER Property Locations

FLAGLER Property Locations

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses Hold diverse assets that cannot be duplicated today Regional benefits

Florida’s population is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

FECR has the second best operating profit of all publicly traded railroads in North America Only railroad servicing the entire east coast of Florida with exclusive access to the major ports

Reinvestment of proceeds from realty sales

Currently, $53.1 million of realty on the market and under contract for sale

Strong balance sheet provides for immediate access to capital

Flagler Properties

Jacksonville Portfolio

Value Creation at Flagler Center Located in Jacksonville

Jacksonville Portfolio

Currently

Located in Jacksonville’s highest growth area

937-acre property acquired in the 1960s

770,000 sq. ft. currently developed in 7 buildings

A 114,000 sq. ft. office building currently under construction

Flagler recently signed a long-term lease for 81% of a 150,000 sq. ft. build-to-suit warehouse and building currently under construction

Completed construction of interchange providing direct access to park from I-95

Sold 32 acres for $9.5 million to Baptist Hospital for the construction of a hospital and physician office building in the park; completed in first quarter of 2005

Sold 78 developable acres with an option for additional acres to Citicorp Credit Services for the construction of an office and production center in the park; expected completion in early 2005

In the Future

341 developable acres with entitlements for an additional 2.9 million sq. ft. remaining for future development

Creating Value at Flagler Center in Jacksonville

Lakeside Two, a new 2005 114,000 sq. ft. office building

Citicorp Credit Services

Baptist Hospital

Flagler Center Site Plan

Jacksonville Portfolio

Deerwood North in Jacksonville

Deerwood North Bldg. 300

Deerwood North Bldg. 400

Jacksonville Portfolio

Deerwood North Site Plan

Jacksonville Portfolio

Deerwood South in Jacksonville

Deerwood South Bldg. 100

Deerwood South Bldg. 300

Jacksonville Portfolio

Deerwood South Site Plan

Jacksonville Portfolio

duPont Center in Jacksonville

duPont Center Bldg. 100

duPont Center Bldg. 200

Jacksonville Portfolio

duPont Center Site Plan

Jacksonville Portfolio

The Office Centre at Southpoint

Jacksonville Portfolio

The Office Centre at Southpoint Site Plan

J. TURNER BUTLER BLVD.

A.C. SKINNER PARKWAY

OFFICE CENTRE AT SOUTHPOINT PHASE I

OFFICE CENTRE AT SOUTHPOINT PROPOSED PHASE II 4.76 ACRES

Jacksonville Portfolio

Gran Park at The Avenues in Jacksonville

Gran Park at the Avenues

Jacksonville Portfolio

Avenues Site Plan

Flagler Properties

Orlando Portfolio

Orlando Portfolio

Value Creation at SouthPark Center Located in Orlando

Before

Land holding purchased in1990s

Located west of downtown Orlando

Currently

6 office buildings totaling 838,000 sq. ft.

Corinthian Colleges (FMU) Inc., 60,000 sq. ft. build-to-suit was completed in 2003 and sold for $12.6 million in March 2004 (Flagler retained building management contract)

A 137,000 sq. ft. office building, 100% pre-leased to Starwood Vacation Ownership (SVO), was completed in December 2004

A 137,000 sq. ft. office building is currently under construction and scheduled for September 2005 completion

Future

71 developable acres with entitlements for an additional 1.7 million sq. ft. remaining for future development

Creating Value at SouthPark Center in Orlando

SouthPark Center Bldg. 1200, a 137,000 sq. ft. office building, currently under construction

SouthPark Center Bldg. 600

Orlando Portfolio

SouthPark Centers I and II Site Plans

Lakeland Land Purchase

665 gross acres (370 usable acres) located in Lakeland, Florida

Flagler Properties

South Florida Portfolio

South Florida Portfolio

Creating Value at Flagler Station

Before

Land holdings purchased in the 1970s

Located northwest of Miami International Airport

Rail access

Currently

Interchange built to provide access to the Florida Turnpike

31 Buildings, 3.5 million sq. ft., developed with 125 tenants

Offers warehouse, office and some retail space

240,000 sq. ft. build -to-suit for Ryder System World Headquarters completed

201,000 sq. ft. warehouse recently completed (88% leased)

160,000 sq. ft. warehouse is currently under construction and scheduled for completion in October 2005

Section 8, a 460 acre land parcel, sold for $80 million in December 2004

Phase I – Flagler Station I ; Phase II – Flagler Station II

Phase III – Section 31 ; Phase IV – Section 8 (sold in December 2004 for $80 million)

Future

Entitlements for an additional 3.0 million sq. ft. available for future development, doubling the existing square footage

Creating Value at Flagler Station in Miami

200,000 sq. ft. warehouse recently completed

Ryder System World Headquarters

South Florida Portfolio

Flagler Station Site Plan

South Florida Portfolio

Flagler Plaza in Sunrise

South Florida Portfolio

Doral Concourse and Sunrise Corporate Plaza I

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

Sunrise Corporate Plaza I, a 107,000 sq. ft. office building, located in Sunrise, Florida

South Florida Portfolio

Miami CDB

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 2001 2002 2003 2004 3 Months ended 3/31/04 3 Months ended 3/31/05 Forecast 2005

Railway Segment’s operating profit $ 41.3 $ 42.2 $ 43.0 $ 47.3 $ 11.1 $ 15.0

Railway Segment’s—depreciation expense 16.4 17.7 19.6 20.2 5.0 5.4

Railway Segment’s operating profit before depreciation $ 57.7 $ 59.9 $ 62.6 $ 67.5 $ 16.1 $ 20.4

Total FECR legal entity net income $ 34.2 $ 57.7 $ 49.6 $ 40.6 $ 9.4 $ 16.1

Depreciation expense 16.6 17.9 19.7 20.3 5.1 5.4

Interest (income) expense (0.4) 0.0 (0.2) (0.6) (0.1) (0.5)

Income tax expense 21.3 36.1 31.1 25.9 5.9 10.8

Total FECR legal entity EBITDA $ 71.7 $ 111.7 $ 100.2 $ 86.2 $ 20.3 $ 31.8

Flagler’s rental properties’ operating profit $19.0* $18.2* $17.8* $21.7* $ 4.2 $ 7.2 $27-29

Rental properties’ D&A expenses 19.7* 20.6* 22.3* $23.1* 6.8 6.1 27.0

Rental properties’ operating profit before D&A expense $38.7* $38.8* $40.1* $44.8* $ 11.0 $ 13.3 $ 54- $56

*Data reflects continuing operations

67